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Scudder Value Fund
Supplement to Prospectus dated February 1, 1997
As Revised April 17, 1997
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 How to compare a Scudder pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in Scudder Value Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

 1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)                   NONE
     Commissions to reinvest dividends                                   NONE
     Redemption fees                                                     NONE*
     Fees to exchange shares                                             NONE

 2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended
     September 30, 1996.

     Investment management fee                                           0.70%**
     12b-1 fees                                                          NONE
     Other expenses                                                      0.61%
                                                                         ----
     Total Fund operating expenses                                       1.31%**
                                                                         ====

Example

 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

         1 Year          3 Years          5 Years             10 Years
         ------          -------          -------             --------
          $13              $42              $72                 $158

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

**Until July 31, 1997, the Adviser waived a portion of its fee to the extent necessary so that the total annualized expenses of the Fund did not exceed 1.25% of average daily net assets. The above table shows what the fees and expenses of the Fund would have been during the year ended September 30, 1996 if expense maintenance had not been in effect.
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  September 24, 1997